PROSPECTUS SUPPLEMENT

February 26, 2016

for

Flexible Solutions® VUL III

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2015 for Flexible Solutions® VUL III, a variable universal life insurance policy (the “Policy” or “Policies”) issued through The Guardian Separate Account N (the “Separate Account”).

NOTICE OF FUND SUBSTITUTION

On February 10, 2016, the Securities and Exchange Commission issued an order permitting The Guardian Insurance & Annuity Company, Inc. (the “Company”) and the Separate Account to substitute the following “Existing Fund” in which subaccounts of the Separate Account currently invest with the corresponding “Replacement Fund” (the “Substitution”):

Existing Fund	Replacement Fund
Dreyfus Variable Investment Fund:	Putnam VT Investors Fund — Class IB Shares
Appreciation Portfolio — Service Class Shares

The Existing Fund is currently available as an investment option through the Policies. The Existing Fund will continue to be available for investment until April 29, 2016 (the “Substitution Date”). On the Substitution Date, pursuant to applicable regulatory approvals, subaccount units corresponding to the shares of each Existing Fund will be replaced with subaccount units corresponding to the shares of the Replacement Fund. The Substitution will take place at relative net asset value determined on the Substitution Date.

The Substitution will not affect your Policy account value, cash surrender value or net cash surrender value. There will be no tax consequences as a result of the Substitution. The redemption/repurchase necessary to effectuate the Substitution will not be treated as a transfer for the purpose of transfer limitations.

Please note the following information regarding your transfer rights:

•

From the date of this Supplement until the Substitution Date, you may transfer your Policy account value allocated to the subaccount that invests in the Existing Fund to any other subaccount, the fixed account, or indexed account available under your Policy free of charge.

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For 30 days following the Substitution Date, you may transfer your Policy account value allocated to the subaccount that invests in the Replacement Fund to any other subaccount, the fixed account, or indexed account available under your Policy free of charge.

•

From the date of this Supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations set forth in the Prospectus, the Company will not exercise any rights reserved by it under the Policies to impose additional restrictions on transfers between subaccounts under the Policy, nor will any transfer from a subaccount which invests in the Existing Fund or the Replacement Fund to any other subaccount or any available fixed account or indexed account count as a transfer for purposes of any limitation on the number of transfers permitted under the Policy.

•	On the Substitution Date, any Policy account value remaining in a subaccount that invests in the Existing Fund will be reallocated to the subaccount that invests in the Replacement Fund.

You may make changes to your investment allocations by submitting your written or telephonic instructions in good order to our Customer Service Office at P.O. Box 26125, Lehigh Valley, Pennsylvania 18002-6125 (regular mail) or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 (overnight mail) or by calling 1-800-441-6455. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

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You will not incur any fees or charges or any tax liability because of the Substitution, and your Policy account value immediately after the Substitution will equal your Policy account value immediately before the Substitution. After the Substitution you will receive a confirmation showing the transfer of Policy account value from the subaccount that invests in the Existing Fund to the subaccount that invests in the Replacement Fund.

A summary prospectus for the Replacement Fund accompanies this Supplement. Read the prospectus carefully before making any investment decision with respect to your Policy account values that are allocated to the Existing Fund.

The investment objective and policies of the Replacement Fund are the same as, similar to or consistent with the investment objective and policies of the Existing Fund. The investment objective, strategies and risks of the Replacement Fund are more fully described in the Replacement Fund’s prospectus.

The total expenses of the Replacement Fund are less than or equal to the total expenses of the Existing Fund. The total expenses of the Replacement Fund are more fully described in the Replacement Fund’s prospectus.

Further, certain administrative programs will be impacted by the Substitution. Specifically:

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Dollar Cost Averaging (DCA) and Automatic Portfolio Rebalancing (APR): If you are enrolled in DCA or APR that includes the Existing Fund, you may terminate your current allocation instructions and provide new allocation instructions prior to the Substitution Date or at any time thereafter. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the subaccount that invests in the Existing Fund with the subaccount that invests in the Replacement Fund at the close of business on the Substitution Date.

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Premium Allocation Instructions: If you have premium allocation instructions on file that include the Existing Fund, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions, your premium allocation instructions on file will automatically be updated to replace the subaccount that invests in the Existing Fund with the subaccount that invests in the Replacement Fund at the close of business on the Substitution Date.

To obtain a free copy of the prospectus for your Policy or the Replacement Fund, or if you have any questions regarding the Substitution, your Policy, or your transfer rights with regard to the Substitution, please contact our Customer Service Office at the number listed above.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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